UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  Confidential, For Use of the
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[_] Soliciting Material Pursuant to § 240.14a-12

HOVNANIAN ENTERPRISES, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
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3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
      Schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on March 31, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:
2008 Proxy Statement (including annexes), Class A Common Stock Proxy Card and Class B Common Stock Proxy Card (for registered holders), as applicable, our 2008 Annual Report to Shareholders, and any amendments to the forgoing materials that are required to be furnished to shareholders.
To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents, or similar documents for future meetings, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before March 11, 2008.

To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control # (located on the following page) in the subject line.

Hovnanian Enterprises, Inc. 110 West Front Street P.O. BOX 500 Red Bank, New Jersey 07701	HOVNANIAN ENTERPRISES, INC.
Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40 2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40 3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40 4-TEST PRINT 5-51 MERCEDES WAY 6-EDGEWOOD, 7-NY 8-11717

To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

PAGE A (OF DUPLEX A/B)

Meeting Location The Annual Meeting is to be held on March 31, 2008 at 10:30 a.m. at: Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

DIRECTIONS TO THE 2008 ANNUAL MEETING OF SHAREHOLDERS OF HOVNANIAN ENTERPRISES, INC.

Please call our Investor Relations department at 1-800-815-9680 for directions to the Company's 2008 Annual Meeting.

THIS AREA RESERVED FOR LANGUAGE PERTAINING TO HOUSEHOLDING IF APPLICABLE.	P99999-010 12 15 # OF #
PAGE B (OF DUPLEX A/B)

Voting items
Proposals to be voted on at our Annual Meeting are listed below along with the Board of Directors' recommendations.
1.	Election of Directors:

1)	Kevork S. Hovnanian	5) Joseph A. Marengi
2)	Ara K. Hovnanian	6) John J. Robbins
3)	Robert B. Coutts	7) J. Larry Sorsby
4)	Edward A. Kangas	8) Stephen D. Weinroth

2.	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2008.

3.	Approval of the Company's amended and restated Senior Executive Short-Term Incentive Plan.

4.	Approval of the Company's 2008 Stock Incentive Plan, which is intended to supersede and replace the Company's amended and restated 1999 Stock Incentive Plan.

5.	Approval of the Company's amended and restated 1983 Stock Option Plan.

6.	Consideration of such other business as may properly come before the Annual Meeting and any adjournments thereof.

The Board of Directors recommends that you vote FOR each of the nominees listed in proposal 1 and FOR proposals 2, 3, 4 and 5.

CONTROL # →	0000 0000 0000
BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40 FINANCIAL SOLUTIONS ATTENTION:		Acct # XXXXXXXXXXXXX SHARESXXXXXXXXXXX Cusip
TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717		P99999-010 12 15 # OF #

0 2 0 0 0 0 0 0 0 0 0 0 9 9 9 9 9 9 9 9 9 9 9 9

NAME
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

Acct #XXXXXXXXXXXXX SHARESXXXXXXXXXXX Cusip P99999-010 12 15 # OF #